Ultra Series Fund
Supplement Dated October 12, 2016
This Supplement amends the Prospectus dated May 1, 2016 as supplemented July 28, 2016 and September 29, 2016.

Effective October 1, 2016, Lazard Asset Management LLC (“Lazard”) was named subadviser for the International Stock Fund replacing NorthRoad Capital Management LLC. The changes that follow are effective October 1, 2016.

International Stock Fund
Fund Summary - Principal Investment Strategies, page 34. The last sentence in the first paragraph is deleted and replaced with:
The fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 60-80 individual securities in its portfolio at any given time.

Fund Summary - Performance, page 36. The second paragraph is deleted and replaced with:
For periods shown prior to December 31, 2013 the investment results reflect the fund’s performance under the management of Lazard. For the periods shown from December 31, 2013 through September 30, 2016, the investment results reflect the fund’s performance under the management of a different subadviser.

Fund Summary - Portfolio Management, page 36. The paragraph is deleted and replaced with:
The investment adviser to the fund is Madison Asset Management, LLC (“Madison”). Madison has delegated the day-to-day responsibility of managing the fund to Lazard Asset Management LLC (“Lazard”). Michael Fry (Managing Director and Portfolio Manager of Lazard), Michael Bennett, CPA (Managing Director and Portfolio Manager of Lazard), Kevin Matthews, CFA (Director and Portfolio Manager of Lazard), Michael Powers (Managing Director and Portfolio Manager of Lazard), and John Reinsberg (Deputy Chairman of Lazard) co-manage the fund. Messrs. Reinsberg and Bennett have co-managed the fund since October 2016, and from its inception (October 31, 2000) until December 30, 2013; Mr. Fry has co-managed the fund since October 2016 and from 2005-2013; Mr. Powers has co-managed the fund since October 2016 and from 2002-2013; and Mr. Matthews has co-managed the fund since October 2016.

Subadvisers, page 42. The third paragraph is deleted and replaced with:
With regard to the funds discussed in this prospectus, Madison currently uses a subadviser for the International Stock Fund. A discussion regarding the basis for approval of the sub-advisory contract for the fund can be found in the fund’s Information Statement which will be mailed to shareholders and available at no cost on the SEC’s website at www.sec.gov.

Portfolio Management, page 44. The reference to NorthRoad Capital Management LLC and the management of the International Stock Fund are deleted and replaced with:
Lazard Asset Management LLC
Madison has delegated the day-to-day management of the following fund to Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over approximately 230 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Frères & Co. LLC (“LF & Co.”), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $167.8 billion as of December 31, 2015. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

International Stock Fund. The International Stock Fund is co-managed by Michael Fry, Michael Bennett, CPA, Kevin Matthews, CFA, Michael Powers, and John Reinsberg. Michael Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987. Michael Bennett is a Managing Director of Lazard and a portfolio manager for various of Lazard's international and global equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. Kevin Matthews is a Managing Director of Lazard and a portfolio manager/analyst for various of Lazard's international equity teams. Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Michael Powers is a Managing Director of Lazard and a portfolio manager for various of Lazard's international and global equity teams. He began working in the investment field in 1990 when he joined Lazard. Mr. Reinsberg, Deputy Chairman of Lazard, is responsible for international and global products. He also oversees the day-to-day operations of Lazard’s international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Messrs. Reinsberg and Bennett have co-managed the fund since October 2016, and from its inception (October 31, 2000) until December 30, 2013; Mr. Fry has co-managed the fund since October 2016 and from 2005-2013; Mr. Powers has co-managed the fund since October 2016 and from 2002-2013; and Mr. Matthews has co-managed the fund since October 2016.

Please keep this Supplement with your records.

Ultra Series Fund
Supplement dated October 12, 2016

This Supplement amends the Statement of Additional Information of the Ultra Series Fund dated May 1, 2016 as supplemented May 25, 2016, July 28, 2016, August 24, 2016, and September 29, 2016.

International Stock Fund

Effective October 1, 2016, Lazard Asset Management LLC (“Lazard”) was named subadviser for the International Stock Fund replacing NorthRoad Capital Management LLC. The changes that follow are effective October 1, 2016.

All references in the table of contents to “NorthRoad Capital Management LLC” shall be deleted and replaced with “Lazard Asset Management LLC”.

All references under Management of the Trust, Portfolio Management, Subadvisory Agreements, Portfolio Managers, and Proxy Voting Policies and Procedures to “NorthRoad Capital Management LLC (International Stock Fund)” shall be deleted.

The following information shall be added.

Portfolio Managers, page 36.

Lazard Asset Management LLC

Compensation: Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the International Stock Fund. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years

Other Accounts Managed (as of December 31, 2015):

John Reinsberg - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	12	$10,798,156,132	0	$0
Other Pooled Investment Vehicles	12	$1,726,534,177	0	$0
Other Accounts	80	$13,382,342,634	2	$380,035,725

Kevin Matthews - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,640,970,888	1	$3,086,865,387
Other Pooled Investment Vehicles	8	$1,878,398,936	0	$0
Other Accounts	163	$13,854,145,275	1	$91,287,177

Michael Bennett - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	13	$13,896,613,066	1	$3,086,865,387
Other Pooled Investment Vehicles	10	$2,358,834,905	0	$0
Other Accounts	207	$20,156,506,018	1	$91,287,177

Michael Fry - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,640,970,888	1	$3,086,865,387
Other Pooled Investment Vehicles	8	$1,878,398,936	0	$0
Other Accounts	163	$13,854,145,275	1	$91,287,177

Michael Powers - International Stock Fund

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	10	$6,640,970,888	1	$3,086,865,387
Other Pooled Investment Vehicles	8	$1,878,398,936	0	$0
Other Accounts	163	$13,854,145,275	1	$91,287,177

Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the fund invests, Lazard could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

The preceding chart includes information regarding the members of the portfolio management team responsible for managing the fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in the chart, the portfolio managers managing the fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as previously described.

Fund Ownership: As of December 31, 2015, no portfolio manager beneficially owned any fund shares.

Appendix A - Summary of Proxy Voting Policies and Procedures. All references to NorthRoad Capital Management LLC are deleted and the Lazard Asset Management LLC summary that follows, is added as it relates to the International Stock Fund.

LAZARD ASSET MANAGEMENT LLC
PROXY VOTING POLICY
A. Introduction
Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long- term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by- case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.
B. Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. General Administration
1. Overview
Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.
2. Role of Third Parties
To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process
Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
ProxyOps provides Portfolio Management with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case- by-case basis, Lazard believes that input from a Portfolio Manager/Analyst or Research Analyst with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.
D. Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.
1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.
2. Corporate Governance and Shareholder Rights Matters
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Directors and Its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority e.g. 2/3 of a company’s directors be independent;

•	Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;

•	For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;

•	Case-by-case basis on proposals to require the separation of chairman and CEO;

•
Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	Case-by-case basis on all proposals relating to cumulative voting;

•
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

•	Against shareholder proposals seeking to establish term limits for directors;

•	Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;

•	Case-by-case basis regarding the removal of age restrictions for directors;

•	Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

•	Case-by-case basis regarding director stock retention /holding periods; and

•	Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.
b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.
c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:
•Against proposals to adjourn U.S. meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	Case-by-case basis on changes to quorum requirements.
3. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	Case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
4. Stock Option Plans and Other Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	Case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not define performance criteria;

•	For employee stock purchase plans;

•	Case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Case-by-case basis regarding proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•
Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case- by-case basis.
6. Environmental, Social and Corporate Governance
Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti- discrimination policies and socially responsible agenda.
E. Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)
F. Conflicts of Interest
1. Overview
Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy and Consequences of Violations
All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

A.	Other Matters
1.Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.
H. Review of Policy
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Dated: September 2015